SUPPLEMENT TO

SPARTAN® NEW YORK MUNICIPAL MONEY MARKET FUND
and
FIDELITY® NEW YORK MUNICIPAL MONEY MARKET FUND
Funds of Fidelity New York Municipal Trust II
SPARTAN NEW YORK MUNICIPAL INCOME FUND
A Fund of Fidelity New York Municipal Trust

STATEMENT OF ADDITIONAL INFORMATION

March 25, 2000

The following information replaces similar information found in the "Portfolio Transactions" section on page 22.

A fund may pay both commissions and spreads in connection with the placement of portfolio transactions. For the fiscal years ended January 31, 2000, 1999, and 1998, the funds paid no brokerage commissions.

The following information supplements the similar information found in the "Trustees and Officers" section beginning on page 30.

J. MICHAEL COOK (57), Member of the Advisory Board (2000). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as an Executive in Residence of the Columbia Business School and as a Director of Dow Chemical Company (2000), HCA - The Healthcare Company (1999), and Children First (1999). He is a member of the Executive Committee of the Securities Regulation Institute, a member of the Advisory Board of Boardroom Consultants, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

MARIE L. KNOWLES (53), Member of the Advisory Board (2000). Beginning in 1972, Ms. Knowles served in various positions with Atlantic Richfield Company (ARCO) (diversified energy) including Executive Vice President and Chief Financial Officer (1996-2000); Director (1996-1998); and Senior Vice President (1993-1996). In addition, Ms. Knowles served as President of ARCO Transportation Company (1993-1996). She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles also serves as a member of the National Board of the Smithsonian Institution and she is a trustee of the Brookings Institution.

The following information replaces information found in the "Trustees and Officers" section on page 32.

DWIGHT D. CHURCHILL (46), is Vice President of Spartan New York Municipal Money Market Fund (2000), Fidelity New York Municipal Money Market Fund (2000), and Spartan New York Municipal Income Fund. He serves as President of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

The following information replaces information found in the "Trustees and Officers" section on page 32.

BOYCE I. GREER (43), is Vice President of Spartan New York Municipal Money Market Fund (1997), Fidelity New York Municipal Money Market Fund (1997), and Spartan New York Municipal Income Fund (2000). He serves as Vice President of Fidelity's Municipal Bond Funds (2000), Group Leader of Fidelity's Municipal Bond Group (2000), Vice President of Fidelity's Money Market Funds (1997), Group Leader of Fidelity's Money Market Group (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1996-1997).

The following information has been removed from the "Trustees and Officers" section on page 32.

FRED L. HENNING, JR. (60), is Vice President of Bond Funds and of Money Market Funds (through April 2, 2000), President of Fidelity Investments Fixed-Income Division (1998 through April 2, 2000), and Senior Vice President of FMR and of Fidelity Investments Money Management, Inc. Mr. Henning joined Fidelity in 1977 as portfolio manager for Fidelity Daily Income Trust Fund. Since then, he has held a number of positions with FMR and its affiliates and serves as a Trustee of other investment companies managed or advised by FMR.

The following information has been removed from the "Trustees and Officers" section on page 33.

MATTHEW N. KARSTETTER (38), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).

The following information replaces the Compensation Table found in the "Trustees and Officers" section beginning on page 33.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended January 31, 2000, or calendar year ended December 31, 1999, as applicable.

Compensation Table
Trustees and Member of the Advisory Board	Aggregate Compensation from Spartan New York Municipal IncomeB	Aggregate Compensation from Spartan New York Municipal Money MarketB	Aggregate Compensation from New York Municipal Money MarketB	Total Compensation from the Fund Complex*,A
Edward C. Johnson 3d**	$ 0	$ 0	$ 0	$ 0
Abigail P. Johnson**	$ 0	$ 0	$ 0	$ 0
J. Michael Cook*****	$ 0	$ 0	$ 0	$ 0
Ralph F. Cox	$ 326	$ 230	$ 369	$ 217,500
Phyllis Burke Davis	$ 316	$ 223	$ 359	$ 211,500
Robert M. Gates	$ 326	$ 230	$ 369	$ 217,500
E. Bradley Jones****	$ 299	$ 209	$ 334	$ 217,500
Donald J. Kirk	$ 327	$ 231	$ 372	$ 217,500
Marie L. Knowles******	$ 0	$ 0	$ 0	$ 0
Ned C. Lautenbach***	$ 102	$ 76	$ 125	$ 54,000
Peter S. Lynch**	$ 0	$ 0	$ 0	$ 0
William O. McCoy	$ 322	$ 227	$ 364	$ 214,500
Gerald C. McDonough	$ 405	$ 286	$ 459	$ 269,000
Marvin L. Mann	$ 328	$ 231	$ 372	$ 217,500
Robert C. Pozen**	$ 0	$ 0	$ 0	$ 0
Thomas R. Williams	$ 319	$ 225	$ 362	$ 213,000

* Information is for the calendar year ended December 31, 1999 for 236 funds in the complex.

** Interested Trustees of the funds and Ms. Johnson are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31, 1999.

***** Effective March 16, 2000, Mr. Cook serves as a Member of the Advisory Board.

****** Effective June 15, 2000, Ms. Knowles serves as a Member of the Advisory Board.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; Thomas R. Williams, $62,319; and William O. McCoy, $53,735.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.